Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADAPTED PURSUANT TO SECTION 906OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of  China Insure Holdings, Inc., for the year ending June 30, 2010, I, Hua Zhang, CEO and CFO of China Insure Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    Such Annual Report on Form 10-K for the year ended June 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such Annual Report on Form 10-K for the year ended June 30, 2011, fairly represents in all material respects, the financial condition and results of operations of China Insure Holdings, Inc.

China Insure Holdings, Inc.

Date: September 29, 2011	By:	/s/ Hua Zhang
Hua Zhang
President and Chief Executive Officer, Chief Financial and Accounting Officer
(Duly Authorized Officer, Principal Executive Officer and Principal Financial Officer)